Exhibit 99.2

Fourth Quarter and Year 2007 Financial Highlights February 6, 2008

Forward Looking Statements This presentation contains "forward-looking statements" within the meaning of the federal securities laws. These forward-looking statements are identified by their use of terms and phrases such as "believe," "anticipate," "could," "estimate," "likely," "intend," "may," "plan," "expect," and similar expressions, including references to assumptions or our plans and goals. These statements reflect our current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements. Factors and uncertainties that might cause such differences include, but are not limited to: general economic, market, or business conditions; demand for new housing; competitive actions by other companies; changes in laws or regulations and actions or restrictions of regulatory agencies; deposit attrition, customer loss, or revenue loss in the ordinary course of business; costs or difficulties related to becoming a stand-alone public company; the inability to realize elements of our strategic plans; changes in the interest rate environment that expand or reduce margins or adversely affect critical estimates and projected returns on investments; economic conditions affecting real estate values and oil and gas prices and changes in market and/or general economic conditions, either nationally or regionally, that are less favorable than expected; natural disasters in primary market areas that may result in prolonged business disruption or materially impair the value of collateral securing loans; assumptions and estimates underlying critical accounting policies, particularly allowance for credit losses, may prove to be materially incorrect or may not be borne out by subsequent events; current or future litigation, regulatory investigations, proceedings or inquiries; strategies to manage interest rate risk may yield results other than those anticipated; a significant change in the rate of inflation or deflation; changes in the securities markets; the ability to complete merger, acquisition or divestiture plans; regulatory or other limitations imposed as a result of a merger, acquisition or divestiture; and the success of our business following a merger, acquisition or divestiture; the final resolutions or outcomes with respect to our contingent and other corporate liabilities related to our business and any related actions for indemnification made pursuant to the separation and distribution agreement between us and Temple-Inland Inc.; and other risks as set out in the reports we have filed with the Securities and Exchange Commission, which you may view at www.sec.gov. New factors emerge from time to time and it is not possible for us to predict all such factors, nor can we assess the impact of any such factor on our business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by law, we expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement to reflect events or circumstances after the date of this presentation.

($ in millions, except per share data) 2004 2005 2006 2007 Net Interest Income before LLP $406 $396 $412 $391 (Provision) Credit for Credit Losses 12 (10) (1) (50) Net Interest Income After Provision 418 386 411 341 Non-Interest Income 267 180 168 157 Non-Interest Expense (534) (384) (388) (372) Income Before Taxes 151 182 191 126 Income Tax Expense (56) (66) (70) (48) Net Income 95 116 121 78 Return on Average Assets .56% .71% .72% .49% Return on Average Equity 10.00% 11.97% 11.67% 7.52% Diluted Earnings Per Share N/A N/A N/A $2.20 Earnings Highlights

Maintain Strong Credit and Risk Standards Net Interest Margin Despite volatility in interest rates, successfully maintained stable net interest margin 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Guaranty Net Interest Margin 0.0234 0.0251 0.0263 0.0275 0.0238 0.0237 0.0255 0.0258 0.0258 0.0259 Average Fed Funds 0.0538 0.0499 0.0626 0.0387 0.0167 0.0113 0.014 0.0321 0.0496 0.0503 45.9 46.9 45

($ in billions, except per share data) 2004 2005 2006 2007 Total Assets $16.1 $17.7 $16.2 $16.8 Loans, net of allowance 9.6 9.8 9.6 9.9 Securities 4.7 6.2 5.4 5.5 Total Liabilities 15.2 16.7 15.2 15.7 Deposits 9.0 9.2 9.5 9.4 FHLB Borrowings 4.7 6.9 5.1 5.7 Stockholders' Equity 0.9 1.0 1.0 1.1 Book Equity Per Share N/A N/A N/A 32.16 Tangible Equity Per Share N/A N/A N/A 27.36 Balance Sheet Highlights

Diversified deposit base Total Deposits (Dec 31, 2007) Deposits MMDA Checking CDs 0.29 0.2 0.51 Total: $9.4 billion

Loan Portfolio Dec. 31, 2007 Maintain diversified loan portfolio Overview $10 billion total Strong middle market focus Strong energy lending with focus on E&P Significant commercial real estate experience Lower risk single family mortgage portfolio Energy Lending Multifamily and Senior Housing Single Family Mortgage Single Family Construction Single-Family mortgage warehouse Consumer and Other Commercial Real Estate Commercial and Business % 0.15 0.15 0.17 0.15 0.07 0.01 0.17 0.13 Single-family mortgage Single-family construction Commercial and business Energy Consumer and other 1% Multifamily and senior housing Single-family mortgage warehouse Commercial real estate 7% 15% 17% 13% 15% 15% 17%

2004* 2005* 2006 2007 Single-Family Construction 1.303 1.665 1.782 1.51 Multifamily and Senior Housing 1.454 1.469 1.27 1.541 Commercial Real Estate 0.709 0.758 1.227 1.674 Single-Family Mrtg Warehouse 0.58 0.757 0.795 0.695 Energy 0.717 0.756 1.117 1.47 Commercial and Business 0.746 0.843 1.012 1.34 ($ in Billions) Continue strong growth in diversified commercial loan portfolio focusing on business, commercial RE, energy, middle market and senior housing CAGR = 14.3% $5.5 $7.2 $6.2 $8.2 Commercial Loan Balances *Excludes asset based lending, which was exited in 2006.

Nonperforming Assets Dec-06 Mar-07 Jun-07 Sep-07 Dec-07 Residential Mortgage 18.19 22.993 23.029 30 40 Other 13 13 13.08 12 22 Homebuilder (Private) 88 117

Homebuilder Portfolios As of Dec 31, 2007 National (mostly public builders) Approximately half secured Borrowing base Regional (all private builders) Over 90% secured Policy limits Land Max. 50% Original LTV Lots Max. 75% Original LTV Houses Max. 80% Original LTV Guarantees National Private National Homebuilders 0.2 1.3

Regional Homebuilder Loans *Represents approx. 3% of total loans. As of December 31, 2007 ($ in millions) Houses Land/Lots & Other Total % of Total Northern & Central California 94 164 258* 20% Other California 94 128 222 18% Texas 105 27 132 10% Florida 52 67 119 9% Colorado 51 34 85 7% Arizona 30 36 66 5% Other 163 219 382 31% 589 675 1264 100%

Single-Family Mortgages Detail *Current loan to value reflects changes in loan balance and changes in property value since loan origination (with changes in value estimated using Office of Federal Housing Enterprise Oversight data from September 2007). **Lifetime loss projection from S&P Levels (r) model (version 6.2, January 2008, midpoint of 'B' loss projection) Pre-2004 2004 2005 2006 2007 Intermediate ARMs 371 299 22 10 7 Pay Option ARMs 55 90 316 15 26 Vintage of Origination

Mortgage Backed Securities At Issue 12/31/2007 East 0.107 0.145 As of Dec. 31, 2007 ($ Billions) Amortized Cost Fair Value Available for Sale: Agency $0.57 $0.57 Private $1.37 $1.31 Held to Maturity: Agency $1.23 $1.23 Private $2.41 $2.20 Total: $5.58 $5.31 Private Issue MBS Adjustable rate All AAA rated Underlying collateral delinquency rate: 11% Weighted average current LTV: 78% (current loan balance/original appraised value) Weighted average current credit score: 708 _____________________ Significant, and growing subordination levels provide protection from credit losses _____________________

Capital Guaranty as of December 31, 2007 Peers* as of September 30, 2007 OTS Well Capitalized Standard Total Risk-Based Capital Tier 1 Risk-Based Capital Tier 1 (Core) Capital (Leverage) 10% 6.0% 5.0% 10.5% 11.9% 7.7% 8.1% 9.6% 10.0% 5.8% 6.6% TCE/TA *Peers: ASBC, BOH, BOKF, BXS, CBSH, CFR, CNB, CYN, FCNCA, FMER, FULT, IBOC, STSA, SUSQ, TCB, TSFG, VLY, WBS, and WTNY. (Bank Level) (Bank Level) (Bank Level) (Holding Company Level)